================================================================================

                               MANAGED MUNICIPALS
                                PORTFOLIO II INC.


                                QUARTERLY REPORT

                                  May 31, 1997

                                   [GRAPHIC]

================================================================================

                                   [GRAPHIC]


                               MANAGED MUNICIPALS
                                PORTFOLIO II INC.

================================================================================

     Dear Shareholder:

     We are pleased to provide the quarterly report for the Managed Municipals Portfolio II Inc. ("Portfolio") for the nine months ended May 31, 1997. During the period, the Portfolio distributed income dividends totaling $0.47 per share and capital gain dividends of $0.29 per share. The table below shows the annualized distribution rates and year-to-date total returns based on the Portfolio's May 31, 1997 net asset value (NAV) per share and its New York Stock Exchange (NYSE) closing price:

          Price                     Annualized                 Nine-Month
        Per Share               Distribution Rate*            Total Return
      -------------             ------------------            ------------
      $11.84 (NAV)                     5.98%                      5.49%
      $11.50 (NYSE)                    6.16%                      4.46%

     In comparison, closed-end municipal bond funds posted an average total return on NAV of 6.88% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

Municipal Market Update

     For the past several months ending in May, the bond market experienced a significant correction in prices. This correction was a reaction not only to the Federal Reserve Board's ("Fed") minor tightening of short-term interest rates but more so to the conservative stance taken by the Fed Chairman, Alan Greenspan. Given a benign inflationary outlook and moderating economic data, we felt this indicated a less robust economy in the second quarter. We believed that long-term interest rates were quite cheap. In our view, these factors have led us to a very positive outlook for long-term interest rates and the municipal bond market through the summer.

----------
* This distribution assumes monthly dividends at the current rate of $0.059 per share for twelve months.


-----------------------------------[GRAPHIC]------------------------------------

     The Fed has declined to push the federal funds rate higher at both the May and July meetings. (The federal funds rate is the interest rate banks charge each other for overnight loans and an indicator of the direction of interest rates.) Despite impressive growth in jobs, the producer price index (PPI) and consumer price index (CPI) have been quite benign. Second quarter growth has also been much more moderate than the two previous quarters. Therefore, the Fed's response has been, in our opinion, appropriate, and should be positive for the bond market.


Portfolio's Investment Strategy

     Our basic goal during the recent bond market correction has been to position the Portfolio in high-grade bonds with long call protection and somewhat lower coupons. This strategy should not only upgrade the credit quality and liquidity of the Portfolio but give us a better chance to participate in the price appreciation that we think this market will experience from today's levels.

     During the past quarter, the Portfolio focused on transportation bonds (20.0% of the Portfolio), water and sewer bonds (11.8% of the Portfolio) and general obligation bonds (9.0% of the Portfolio) because we believe they offered good relative values. At the end of May, the Portfolio's weighted average maturity was approximately 23.8 years. In addition, as of May 31, 1997, 85.0% of the Portfolio's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with 42.7% of the Portfolio invested in AAA/Aaa bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)


Municipal Bond Market Outlook

     Throughout 1997, the municipal bond market has outperformed its taxable counterpart significantly. This is due simply to an ongoing imbalance in the supply and demand for municipal bonds. For the past several years, supply has been quite moderate, averaging about $170 billion per year. Conversely, demand has been very strong, due to the significant amount of bond calls that have reduced the amount of municipal debt outstanding by approximately $200 billion during the last three years. Since we do not foresee any dramatic changes in this relationship, we expect municipal debt to continue to show strong performance relative to taxable debt.

-----------------------------------[GRAPHIC]------------------------------------

     In closing, thank you for investing in Managed Municipals Portfolio II Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                           /s/ Joseph P. Deane

Heath B. McLendon                               Joseph P. Deane
Chairman                                        Vice President and
                                                Investment Officer


July 9, 1997

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Schedule of Investments
                           May 31, 1997 (unaudited)
================================================================================

   Face
  Amount         Rating                  Security                                       Value
=================================================================================================
Alabama -- 3.8%
$     5,000,000   AAA       Jefferson County, AL Sewer Revenue, Series D,
                               FGIC-Insured, 5.750% due 2/1/27                       $  5,000,000
-------------------------------------------------------------------------------------------------
Alaska -- 4.5%
      2,895,000   A*        Alaska Industrial Development & Export
                               Authority, Series A, 6.500% due 4/1/14(a)                2,992,706
                            Valdez, AK Marine Term Revenue,
                               (BP Pipelines Inc. Project):
      2,000,000   AA             Series A, 5.850% due 8/1/25                            1,967,500
      1,000,000   AA             Series C, 5.650% due 12/1/28                             967,500
-------------------------------------------------------------------------------------------------
                                                                                        5,927,706
-------------------------------------------------------------------------------------------------
California -- 5.8%
      1,500,000   AAA       California State Department of Water Resources,
                               (Central Valley Project), Series Q,
                               MBIA-Insured, 5.375% due 12/1/27                         1,453,125
      2,000,000   AAA       California State GO, FGIC-Insured,
                               5.375% due 6/1/26                                        1,937,500
      1,000,000   AAA       California State Public Works Board, Lease
                               Revenue, University of California, Series B,
                               AMBAC-Insured, 5.375% due 12/1/19                          972,500
      2,500,000   AAA       San Diego, CA Public Facilities Financing
                               Authority, Sewer Revenue, FGIC-Insured,
                               5.000% due 5/15/20                                       2,309,375
      1,000,000   AAA       San Jose, CA Redevelopment Agency,
                               (Tax Revenue Project), MBIA-Insured,
                               5.250% due 8/1/16                                          960,000
-------------------------------------------------------------------------------------------------
                                                                                        7,632,500
-------------------------------------------------------------------------------------------------
Colorado -- 13.1%
      1,000,000   Baa*      Arapahoe County, CO Capital Improvement
                               Transportation Fund, Highway Revenue,
                               7.000% due 8/31/26                                       1,078,750
      4,000,000   BBB+      Colorado Springs, CO Airport Revenue,
                               Series A, 7.000% due 1/1/22(a)(b)                        4,220,000
     30,000,000   Aaa*      Dawson Ridge, CO Metropolitan District No. 1,
                               Series A, (Escrowed to Maturity with U.S.
                               Government Securities), zero coupon
                               due 10/1/22(c)                                           5,550,000


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Schedule of Investments
                     May 31, 1997 (unaudited) (continued)
================================================================================

   Face
  Amount         Rating                  Security                                       Value
=================================================================================================
Colorado -- 13.1% (continued)
$     6,250,000   BBB       Denver, CO Airport Revenue, Series C,
                               6.125% due 11/15/25(a)(b)                             $  6,320,313
-------------------------------------------------------------------------------------------------
                                                                                       17,169,063
-------------------------------------------------------------------------------------------------
Florida -- 7.7%
      2,000,000   AAA       Dade County, FL Water & Sewer Systems
                               Revenue, FGIC-Insured, 5.250% due 10/1/26                1,900,000
      1,000,000   AA        Florida State Board of Education, Capital
                               Outlay Public Education, Series A,
                               5.250% due 6/1/22                                          943,750
      1,500,000   BBB-      Martin County, FL IDA, Indiantown
                               Cogeneration, Series A, 7.875%
                               due 12/15/25(a)                                          1,687,500
      1,000,000   Aaa*      Orange County, FL School Board COP,
                               Series A, MBIA-Insured, 5.375% due 8/1/22                  961,250
      4,000,000   NR        Tampa, FL Revenue Bonds, (Aquarium Project),
                               (Pre-Refunded--Escrowed with
                               U.S. Government Securities to 5/1/02,
                               Call @ 102), 7.750% due 5/1/27(b)(c)                     4,595,000
-------------------------------------------------------------------------------------------------
                                                                                       10,087,500
-------------------------------------------------------------------------------------------------
Iowa -- 1.2%
      1,500,000   AA-       Dawson, IA IDR, (Cargill Inc. Project),
                               6.500% due 7/15/12                                       1,595,625
-------------------------------------------------------------------------------------------------
Maryland -- 1.0%
      4,000,000   NR        Maryland State Energy Financing Administration,
                               Solid Waste Disposal Revenue, (Hagerstown
                               Recycling Project), 9.000% due 10/15/16(a)               1,320,000
-------------------------------------------------------------------------------------------------
Massachusetts -- 3.8%
                            Massachusetts Bay Transportation Authority,
                               Series B:
      1,000,000   AAA            FSA-Insured, 5.250% due 3/1/26                           947,500
      1,500,000   AAA            General Transportation Revenue,
                                    AMBAC-Insured, 5.375% due 3/1/20                    1,453,125
      4,000,000   NR        Massachusetts Solid Waste Management,
                               9.000% due 8/1/16(a)                                     1,600,000
      1,000,000   AAA       Massachusetts State Water Resource Authority,
                               General Service, Series C, MBIA-Insured,
                               5.250% due 12/1/20                                         936,250
-------------------------------------------------------------------------------------------------
                                                                                        4,936,875
-------------------------------------------------------------------------------------------------


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Schedule of Investments
                     May 31, 1997 (unaudited) (continued)
================================================================================

   Face
  Amount         Rating                  Security                                       Value
=================================================================================================
Michigan -- 6.4%
$     1,000,000   NR        Michigan State Strategic Funding, Limited
                               Obligation Revenue, (Blue Water
                               Fiber Project), 8.000% due 1/1/12                     $    670,000
      5,600,000   NR        Midland County, MI Economic Development
                               Corp., PCR, Limited Obligation,
                               Series B, 9.500% due 7/23/09(a)(b)                       6,125,000
      1,600,000   AAA       Pinckney, MI Community Schools,
                               FGIC-Insured, 5.500% due 5/1/27                          1,552,000
-------------------------------------------------------------------------------------------------
                                                                                        8,347,000
-------------------------------------------------------------------------------------------------
Montana -- 1.5%
      2,000,000   NR        Montana State Board of Investments
                               Resource Recovery, (Yellowstone Energy
                               Project), 7.000% due 12/31/19(a)                         1,905,000
-------------------------------------------------------------------------------------------------
Nevada -- 3.8%
      4,650,000   Baa*      Clark County, NV IDR, Southwest Gas
                               Corp., 7.500% due 9/1/32(a)(b)                           4,975,500
-------------------------------------------------------------------------------------------------
New Jersey -- 1.2%
      1,500,000   BB        Union County, NJ Utilities Authority,
                               Solid Waste Revenue, Series A,
                               7.200% due 6/15/14(a)                                    1,496,250
-------------------------------------------------------------------------------------------------
New York -- 8.3%
                            New York State Dormitory Authority Revenue:
      1,135,000   AAA          Barnard College, AMBAC-Insured,
                                 5.250% due 7/1/16                                      1,088,181
      2,000,000   AAA          City University System Construction,
                                 AMBAC-Insured, 5.375% due 7/1/25                       1,907,500
      2,000,000   AAA          Montefiore Medical Center, AMBAC-Insured,
                                 5.250% due 2/1/15                                      1,925,000
      1,000,000   AAA          Municipal Health Facility Improvement,
                                 Series A, FSA-Insured, 5.500% due 5/15/16                991,250
      3,000,000   A         New York State Local Assistance Corp.,
                               5.000% due 4/1/23                                        2,692,500
      1,000,000   AAA       New York State Medical Care Facilities Finance
                               Agency Revenue, Series F, FGIC-Insured,
                               5.250% due 2/15/19                                         941,250
      1,500,000   AA        Triborough Bridge & Tunnel Authority of
                               New York, 5.000% due 1/1/24                              1,365,000
-------------------------------------------------------------------------------------------------
                                                                                       10,910,681
-------------------------------------------------------------------------------------------------


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Schedule of Investments
                     May 31, 1997 (unaudited) (continued)
================================================================================

   Face
  Amount         Rating                  Security                                       Value
=================================================================================================
North Carolina -- 1.2%
$     1,500,000   A*        Coastal Regional Solid Waste Management
                               Disposal Authority, North Carolina Solid
                               Waste Revenue, 6.500% due 6/1/08                      $  1,588,125
-------------------------------------------------------------------------------------------------
Ohio -- 0.7%
      1,000,000   AAA       Lorraine County, OH Hospital Revenue,
                               Catholic Healthcare Partners,
                               MBIA-Insured, 5.500% due 9/1/27                            973,750
-------------------------------------------------------------------------------------------------
South Carolina -- 1.7%
      2,120,000   BBB+      Myrtle Beach, SC COP, Myrtle Beach
                               Convention Center, 6.875% due 7/1/07                     2,241,900
-------------------------------------------------------------------------------------------------
Texas -- 13.8%
                            Burleson, TX ISD, GO, PSFG:
        435,000   Aaa*         6.750% due 8/1/24                                          473,605
      1,065,000   Aaa*         Pre-Refunded--Escrowed with
                                 U.S. Government Securities to 8/1/06,
                                 Call @ 100, 6.750% due 8/1/24(c)                       1,206,113
      2,000,000   AA        Harris County, TX Health Facilities,
                               School Health Care System, Series B,
                               5.750% due 7/1/27                                        1,975,000
      2,000,000   AAA       Houston, TX Water & Sewer Systems Revenue,
                               Refunding, Jr. Lien, Series A, FGIC-Insured,
                               5.375% due 12/1/27                                       1,920,000
      1,500,000   AAA       Leander, TX ISD, PSFG, 5.625% due 8/15/16                   1,507,500
      2,500,000   AAA       Nueces River Authority, TX Water Supply
                               Facilities, (Corpus Christi Lake Project),
                               FSA-Insured, 5.500% due 3/1/27                           2,434,375
      2,000,000   Aa1*      San Antonio, TX Electric & Gas Refunding,
                               5.500% due 2/1/20                                        1,965,000
      6,000,000   AAA       Texas State Turnpike Revenue, George Bush
                                Toll, FGIC-Insured, 5.250% due 1/1/23                   5,707,500
      1,000,000   AA        Texas State Water Development,
                               5.250% due 8/1/28                                          932,500
-------------------------------------------------------------------------------------------------
                                                                                       18,121,593
-------------------------------------------------------------------------------------------------


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Schedule of Investments
                     May 31, 1997 (unaudited) (continued)
================================================================================

   Face
  Amount         Rating                  Security                                       Value
=================================================================================================
Utah -- 2.4%
$     3,400,000   A+        Intermountain Power Agency, Utah Power
                               Supply Refunding, Series D,
                               5.000% due 7/1/21                                     $  3,085,500
-------------------------------------------------------------------------------------------------
Virginia -- 9.6%
      2,000,000   AAA       Riverside, VA Regional Jail Facility, Revenue
                               Bonds, MBIA-Insured, 6.000% due 7/1/25                   2,052,500
      2,000,000   AA        Virginia College Building Authority, VA
                               Educational Facilities Revenue, (21st Century
                               College Program), 5.125% due 8/1/11                      1,965,000
                            Virginia State Housing Development Authority:
      1,245,000   AA+          Commonwealth Mortgage, Series D,
                                 5.700% due 7/1/09                                      1,257,450
      1,000,000   AAA          Mortgage Housing Revenue, MBIA-Insured,
                                 5.600% due 7/1/12                                      1,015,000
      4,210,000   AA+          Series F, 6.400% due 7/1/17                              4,346,825
        925,000   AA+          Series K, 5.900% due 11/1/11                               934,250
      1,000,000   AA        Virginia State Transportation Board, Series A,
                               5.125% due 5/15/21                                         935,000
-------------------------------------------------------------------------------------------------
                                                                                       12,506,025
-------------------------------------------------------------------------------------------------
Washington -- 3.0%
     22,685,000   AAA       Chelan County, WA Public Utility District No. 1,
                               Columbia River Rock, MBIA-Insured,
                               zero coupon due 6/1/27                                   3,941,519
-------------------------------------------------------------------------------------------------
West Virginia -- 1.5%
      4,000,000   NR        Marion County, WV Solid Waste (American
                               Power Paper Recycling Project),
                               7.750% due 12/1/11(a)(b)                                 2,000,000
-------------------------------------------------------------------------------------------------
Wisconsin -- 4.0%
                            Wisconsin Housing & Economic Development
                               Authority, Series A:
      2,000,000   AA             Home Ownership Revenue,
                                    6.450% due 3/1/17                                   2,067,500
      1,370,000   A1*            Housing Revenue, 5.650% due 11/1/23                    1,308,350


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                            Schedule of Investments
                     May 31, 1997 (unaudited) (continued)
================================================================================

   Face
  Amount         Rating                  Security                                       Value
=================================================================================================
Wisconsin -- 4.0% (continued)
                            Wisconsin State Health & Educational
                               Facilities, MBIA-Insured:
$     1,000,000   AAA            Aurora Health Care, 5.250%
                                    due 8/15/23                                      $    936,250
      1,000,000   AAA            The Medical College of Wisconsin,
                                    5.400% due 12/1/16                                    953,750
-------------------------------------------------------------------------------------------------
                                                                                        5,265,850
-------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $133,772,921**)                                 $131,027,962
=================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)  Security segregated by Custodian for open purchase commitment.
(c) Pre-Refunded bond escrowed with U.S. government securities and bond escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 10 and 11 for definition of ratings and certain security descriptions.


================================================================================
                   Summary of Investments by Combined Ratings
                            May 31, 1997 (unaudited)
================================================================================

                                                                     Percent of
 Moody's           and/or            Standard & Poor's         Total Investments
================================================================================
   Aaa                                      AAA                        42.7%
   Aa                                       AA                         17.7
    A                                        A                          8.9
   Baa                                      BBB                        15.7
   Ba                                       BB                          1.1
   NR                                       NR                         13.9
                                                                      -----
                                                                      100.0%
                                                                      =====
================================================================================


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                                  Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.



-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                           Short-Term Security Ratings
================================================================================

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.

A-2     -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG-1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commerical paper and for VRDO prior to the advent of the VMIG-1 rating.


================================================================================
                              Security Descriptions
================================================================================

ABAG     --  Association of Bay Area Governments
AIG      --  American International Guaranty
AMBAC    --  AMBAC Indemnity Corporation
BAN      --  Bond Anticipation Notes
BIG      --  Bond Investors Guaranty
CGIC     --  Capital Guaranty Insurance Company
CHFCLI   --  California Health Facility
             Construction Loan Insurance
COP      --  Certificate of Participation
EDA      --  Economic Development Authority
ETM      --  Escrowed To Maturity
FAIRS    --  Floating Adjustable Interest Rate Securities
FGIC     --  Financial Guaranty Insurance Company
FHA      --  Federal Housing Administration
FHLMC    --  Federal Home Loan Mortgage Corporation
FNMA     --  Federal National Mortgage Association
FRTC     --  Floating Rate Trust Certificates
FSA      --  Financial Security Assurance
GIC      --  Guaranteed Investment Contract
GNMA     --  Government National Mortgage
             Association
GO       --  General Obligation
HDC      --  Housing Development Corporation
HFA      --  Housing Finance Authority
IDA      --  Industrial Development Authority
IDB      --  Industrial Development Board
IDR      --  Industrial Development Revenue
IFA      --  Industrial Finance Agency
INFLOS   --  Inverse Floaters
ISD      --  Independent School District
LOC      --  Letter of Credit
MBIA     --  Municipal Bond Investors Assurance Corporation
MVRICS   --  Municipal Variable Rate Inverse Coupon Security
PCR      --  Pollution Control Revenue
PSFG     --  Permanent School Fund Guaranty
RAN      --  Revenue Anticipation Notes
RIBS     --  Residual Interest Bonds
RITES    --  Residual Interest Tax-Exempt Securities
TAN      --  Tax Anticipation Notes
TECP     --  Tax Exempt Commercial Paper
TOB      --  Tender Option Bonds
TRAN     --  Tax and Revenue Anticipation
             Notes
SYCC     --  Structured Yield Curve Certificate
VA       --  Veterans Administration
VRDD     --  Variable Rate Daily Demand
VRWE     --  Variable Rate Wednesday Demand

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                       Statement of Assets and Liabilities
                                   (unaudited)
================================================================================

                                                                    May 31, 1997
================================================================================
ASSETS:
   Investments, at value (Cost -- $133,772,921)                    $131,027,962
   Interest receivable                                                2,493,330
--------------------------------------------------------------------------------
   Total Assets                                                     133,521,292
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    330,479
   Payable to bank                                                      276,502
   Investment advisory fees payable                                      81,308
   Administration fees payable                                           22,902
   Accrued expenses                                                      60,534
--------------------------------------------------------------------------------
   Total Liabilities                                                    771,725
--------------------------------------------------------------------------------
Total Net Assets                                                   $132,749,567
================================================================================
NET ASSETS:
   Par value of capital shares                                     $     11,217
   Capital paid in excess of par value                              134,020,329
   Undistributed net investment income                                  746,282
   Accumulated net realized gain from security transactions             716,698
   Net unrealized depreciation of investments                        (2,744,959)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.84 a share on 11,216,668 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)           $132,749,567
================================================================================


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                             Statement of Operations
                                   (unaudited)
================================================================================

                                                                    Nine Months
                                                                       Ended
                                                                      5/31/97
================================================================================
INVESTMENT INCOME:
   Interest                                                        $  6,634,121
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                    705,311
   Administration fees (Note 3)                                         201,517
   Shareholder communications                                            47,900
   Audit and legal                                                       33,700
   Directors' fees                                                       31,300
   Shareholder and system servicing fees                                 12,532
   Registration fees                                                     12,000
   Pricing service fees                                                   5,640
   Custody                                                                4,450
   Other                                                                    311
--------------------------------------------------------------------------------
   Total Expenses                                                     1,054,661
--------------------------------------------------------------------------------
Net Investment Income                                                 5,579,460
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            104,557,362
     Cost of securities sold                                        103,113,778
--------------------------------------------------------------------------------
   Net Realized Gain                                                  1,443,584
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                             (2,533,016)
     End of period                                                   (2,744,959)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                             (211,943)
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,231,641
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  6,811,101
================================================================================


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                       Statements of Changes in Net Assets
================================================================================

                                                   Nine Months
                                                      Ended
                                                     5/31/97        Year Ended
                                                   (unaudited)        8/31/96
================================================================================
OPERATIONS:
   Net investment income                         $   5,579,460    $   7,408,614
   Net realized gain                                 1,443,584        3,856,189
   Increase in net unrealized depreciation            (211,943)      (6,183,178)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            6,811,101        5,081,625
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                            (5,294,268)      (7,553,614)
   Net realized gains                               (3,196,750)      (1,747,555)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (8,491,018)      (9,301,169)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (1,679,917)      (4,219,544)
NET ASSETS:
   Beginning of period                             134,429,484      138,649,028
--------------------------------------------------------------------------------
   End of period*                                $ 132,749,567    $ 134,429,484
================================================================================
*  Includes undistributed net
   investment income of:                         $     746,282    $     461,090
================================================================================


                                             See Notes to
                                             Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                          Notes to Financial Statements
                                   (unaudited)
================================================================================

     1. Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                          Notes to Financial Statements
                             (unaudited) (continued)
================================================================================

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     CAPITAL GAINS DISTRIBUTIONS, IF ANY, ARE TAXABLE TO SHAREHOLDERS, AND ARE DECLARED AND PAID AT LEAST ANNUALLY.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     4. Investments

     For the nine months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 92,823,504
--------------------------------------------------------------------------------
Sales                                                                104,557,362
================================================================================

     At May 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 4,981,730
Gross unrealized depreciation                                        (7,726,689)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,744,959)
================================================================================


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                          Notes to Financial Statements
                             (unaudited) (continued)
================================================================================


     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At May 31, 1997, the Fund had no open futures contracts.

     6. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     As of May 31, 1997, the Fund held no repurchase agreements.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                              Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

                                                  1997(1)              1996             1995             1994            1993(2)
====================================================================================================================================

Net Asset Value, Beginning of Period                $11.98             $12.36           $12.15           $13.37           $12.00
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                              0.50               0.66             0.69             0.64             0.62
   Net realized and unrealized gain (loss)            0.12              (0.21)            0.32            (0.61)            1.34
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                          0.62               0.45             1.01             0.03             1.96
------------------------------------------------------------------------------------------------------------------------------------

Offering Costs Credited
   (Charged) to Paid-In Capital                         --                 --               --             0.01            (0.04)
Less Distributions From:
   Net investment income                             (0.47)             (0.67)           (0.68)           (0.67)           (0.55)
   Net realized gains                                (0.29)             (0.16)           (0.12)           (0.59)              --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                  (0.76)             (0.83)           (0.80)           (1.26)           (0.55)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                      $11.84             $11.98           $12.36           $12.15           $13.37
------------------------------------------------------------------------------------------------------------------------------------

Total Return,
   Based on Market Value                              4.46%++            7.35%            8.86%            0.72%            9.97%++
------------------------------------------------------------------------------------------------------------------------------------

Total Return,
   Based on Net Asset Value*                          5.49%++            4.01%            9.20%            0.48%           16.46%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)                  $132,750           $134,429         $138,649         $136,248         $149,970
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                           1.05%+             1.09%            1.14%            1.12%            1.10%+
   Net investment income                              5.53+              5.31             5.80             5.08             5.21+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                 68%                63%              95%              85%             163%
------------------------------------------------------------------------------------------------------------------------------------

Market Value, End of Period                        $11.500            $11.750          $11.625          $11.500          $12.625
====================================================================================================================================


(1)  For the nine months ended May 31, 1997 (unaudited).
(2) For the period from September 24, 1992 (commencement of operations) to August 31, 1993.
 * The total return assumes the purchase and redemption of shares using the Portfolio's net asset value rather than the market value. Dividends are reinvested in accordance with the Portfolio's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                         Quarterly Results of Operations
                                   (unaudited)
================================================================================

                                                                                  Net Realized                  Net Increase
                                                                                 and Unrealized                (Decrease) in
                          Investment                Net Investment               Gain (Loss) on               Net Assets From
                            Income                      Income                     Investments                   Operations
------------------------------------------------------------------------------------------------------------------------------------

                                     Per                          Per                           Per                            Per
Quarter Ended          Total        Share          Total         Share        Total            Share           Total          Share
====================================================================================================================================


November 30,
   1994             $2,285,035      $0.20       $1,903,928       $0.17     $(11,803,746)       $(1.05)      $(9,899,818)     $(0.88)

February 28,
   1995              2,274,910       0.20        1,924,466        0.17       11,970,538          1.06        13,895,004        1.23
May 31,
   1995              2,370,604       0.21        1,965,482        0.18        4,883,683          0.43         6,849,165        0.61
August 31,
   1995              2,341,025       0.21        1,955,084        0.17       (1,409,711)        (0.12)          545,373        0.05
November 30,
   1995              2,247,062       0.20        1,848,446        0.17        4,293,829          0.38         6,142,275        0.55
February 29,
   1996              2,168,432       0.19        1,762,535        0.16          356,980          0.03         2,119,515        0.19
May 31,
   1996              2,248,001       0.20        1,874,744        0.16       (5,875,854)        (0.52)       (4,001,110)      (0.36)

August 31,
   1996              2,271,619       0.20        1,922,889        0.17       (1,101,944)        (0.10)          820,945        0.07
November 30,
   1996              2,227,411       0.20        1,879,304        0.17        5,753,327          0.51         7,632,631        0.68
February 28,
   1997              2,180,922       0.19        1,839,607        0.16       (3,515,568)        (0.31)       (1,675,961)      (0.15)

May 31,
   1997              2,225,788       0.20        1,860,549        0.17       (1,006,118)        (0.08)          854,431        0.09
====================================================================================================================================



-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                                 Financial Data
                                   (unaudited)
================================================================================
For a share of capital stock outstanding throughout each period:

                               NYSE          Net                      Dividend
  Record       Payable        Closing       Asset       Dividend    Reinvestment
   Date          Date         Price+       Value+         Paid          Price
================================================================================
  9/23/94       9/30/94      $10.875       $11.84        $0.061        $11.26
 10/24/94      10/31/94       11.000        11.61         0.061         10.98
 11/22/94      11/30/94       10.250        10.81         0.061         10.52
 12/22/94*     12/30/94       10.375        11.21         0.124         10.91
  1/24/95       1/31/95       11.125        11.44         0.061         11.23
  2/21/95       2/28/95       11.438        11.94         0.061         11.47
  3/24/95       3/31/95       11.125        12.11         0.061         11.35
  4/21/95       4/28/95       11.375        12.25         0.061         11.40
  5/23/95       5/31/95       11.250        12.36         0.061         11.59
  6/23/95       6/30/95       11.500        12.26         0.063         11.72
  7/26/95       7/31/95       11.750        12.26         0.063         11.72
  8/22/95       8/25/95       11.625        12.14         0.063         11.68
  9/26/95       9/29/95       11.563        12.34         0.063         11.61
 10/24/95      10/27/95       11.750        12.51         0.063         11.83
 11/20/95      11/24/95       11.625        12.60         0.063         11.85
 12/26/95      12/29/95       12.000        12.72         0.063         12.19
 12/26/95*     12/29/95       12.000        12.72         0.036         12.19
  1/23/96       1/26/96       12.125        12.69         0.063         12.35
  2/20/96       2/23/96       12.125        12.61         0.063         12.09
  3/26/96       3/29/96       11.625        12.50         0.059         11.60
  4/23/96       4/26/96       11.250        12.27         0.059         11.42
  5/28/96       5/31/96       11.500        12.30         0.059         11.48
  6/25/96       6/28/96       11.313        12.09         0.059         11.52
  7/23/96       7/26/96       11.375        12.07         0.059         11.52
  8/27/96*      8/30/96       11.688        12.09         0.120         11.69
  9/24/96       9/27/96       11.625        12.09         0.059         11.66
 10/22/96      10/25/96       11.500        12.20         0.059         11.63
 11/25/96      11/29/96       11.438        12.49         0.059         11.50
 12/23/96*     12/27/96       11.375        12.11         0.285         11.56
  1/28/97       1/31/97       11.500        11.85         0.059         11.52
  2/25/97       2/28/97       11.500        12.01         0.059         11.53
  3/24/97       3/27/97       11.375        11.68         0.059         11.32
  4/22/97       4/25/97       11.375        11.56         0.059         11.38
  5/27/97       5/30/97       11.375        11.76         0.059         11.58
================================================================================

+  As of record date.
*  Capital gain distribution.

-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                       Additional Shareholder Information
                                   (unaudited)
================================================================================

     On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Charles F. Barber, Dwight B. Crane and William R. Hutchinson as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                                              % of         Votes        % of
Directors                      Votes For  Shares Voted    Against   Shares Voted
================================================================================
Charles F. Barber           10,604,067.000    98.593%   151,302.000      1.407%
Dwight B. Crane             10,627,328.000    98.810    128,042.000      1.190
William R. Hutchinson       10,631,689.000    98.850    123,680.000      1.150
================================================================================

     The results of the vote on Proposal 2 were as follows:

                  % of          Votes        % of         Votes        % of
   Votes For  Shares Voted     Against   Shares Voted   Abstained  Shares Voted
================================================================================
10,597,542.000   98.533%     49,740.000     0.463%     108,087.000    1.004%
================================================================================


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                           Dividend Reinvestment Plan
                                   (unaudited)
================================================================================

     The Fund expects to pay monthly dividends of substantially all its net investment income (that is, income (including its tax-exempt income and its accrued original issue discount income) other than net realized capital gains) to the holders of Common Stock. Under the Fund's current policy, which may be changed at any time by its Board of Directors, the Fund's monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which policy over time will result in the distribution of all net investment income of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, Plan participants will be issued shares of Common Stock valued at the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market value. To the extent the Fund issues shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be proportionately diluted.

     If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, and the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate


-----------------------------------[GRAPHIC]------------------------------------

================================================================================
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
================================================================================

purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the record date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date thereof, except when necessary to comply with applicable provisions of the Federal securities laws.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant, will be held by First Data in non-certified form in the name of each Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data, P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


-----------------------------------[GRAPHIC]------------------------------------

MANAGED MUNICIPALS
PORTFOLIO II INC.


Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013


Transfer Agent
First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


Custodian
PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

-----------------------------------[GRAPHIC]------------------------------------

================================================================================


                 This report is sent to the shareholders of the
                      Managed Municipals Portfolio II Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.
                                  FD0836 7/97


================================================================================